UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2025

Carlyle Secured Lending, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York	New York	10017
(Address of Principal Executive Offices)		(Zip Code)
(212) 813-4900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGBD	The Nasdaq Global Select Market
8.20% Notes due 2028	CGBDL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.
On March 12, 2025, Carlyle Secured Lending, Inc. (the "Company"), as the borrower, entered into an amendment (the “Amendment”) to its senior secured revolving credit agreement, dated as of March 21, 2014 (as previously amended from time to time, the “Existing Credit Facility” and as amended by the Amendment, the “Credit Facility”). Capitalized terms used but not defined herein have the meanings set forth in the Credit Facility. Among other things, under the Amendment:
•The total commitments under the Credit Facility was increased by $145,000,000 from $790,000,000 to $935,000,000 and the maximum capacity under the Credit Facility was increased from $1,185,000,000 to $1,402,500,000.
•The Credit Facility includes a $75,000,000 sublimit for swingline loans and a $30,000,000 sublimit for letters of credit, an increase from $50,000,000 and $25,000,000, respectively.
•The availability period under the Credit Facility was extended from August 31, 2027 to March 12, 2029.
•The maturity date of the Credit Facility was extended from August 31, 2028 to March 12, 2030.
The description above is only a summary of the material provisions of the Amendment is qualified in its entirety by reference to the copy of the Amendment, which is filed as exhibit 10.1 hereto and incorporated herein by reference.
Item 2.03 – Creation of Direct Financial Obligation.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 9.01 – Financial Statements and Exhibits

(d)Exhibits:

Exhibit Number	Description

10.1
Omnibus Amendment No.13, dated as of March 12, 2025, among Carlyle Secured Lending Inc., as borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, and swingline lender.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.
(Registrant)

Dated: March 18, 2025	By:	/s/ Thomas M. Hennigan
Name: Thomas M. Hennigan
Title: Chief Financial Officer